Exhibit 10.2

Name of Subscriber:

SUBSCRIPTION AGREEMENT

usell.com, Inc.

33 East 33rd Street, Suite 1101

New York, New York 10016

Attention: Mr. Daniel Brauser

Dear Sirs:

1.1 Subscription. I, the undersigned investor (the “Investor”), hereby subscribe for and agree to purchase on the terms and conditions contained herein a $_______ convertible note (the “Note”) of usell.com, Inc., a Delaware corporation (the “Company”). There is a $50,000 minimum subscription amount; however the Company may accept lesser amounts. The Investor acknowledges receipt of the Term Sheet dated May 30, 2013 (the “Term Sheet”) which details the terms of the offering under which the Note is being sold to the Investor.

1.2 Subscription Payment. As payment for this subscription, simultaneously with the execution hereof, I am (i) wire transferring to Nason, Yeager, Gerson, White & Lioce, P.A. as escrow agent (the “Escrow Agent”), or (ii) delivering herewith to the Company a check made payable to the Escrow Agent equal to the principal amount of the Note.

1.3 Terms of the Note. The Note is convertible at $0.20 per share into shares of the Company’s Common Stock at the discretion of the Investor. The Note also automatically converts upon certain trigger events which are described in the Note. The Note is due two years from the date of investment and pays 5% per annum interest. A copy of the Note is attached as Exhibit A to the Term Sheet.

2.1 Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a) I am aware that my investment involves a high degree of risk;

(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company;

(c) I am purchasing the Note for my own account for investment and not with a view to or for sale in connection with the distribution of the Note nor with any present intention of selling or otherwise disposing of all or any part of the Note. I agree that I must bear the economic risk of my investment for an indefinite period of time because, among other reasons, the Note has not been registered under the Securities Act of 1933 (the “Securities Act”) or under the securities laws of any states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it has subsequently been registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. I hereby authorize the Company to place a legend denoting the restriction on the Note.

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(d) I further acknowledge my understanding that the Company’s reliance on such exemptions referred to in subsection (c) above are, in part, based upon the foregoing representations, warranties, and agreements by me and that the statutory basis for such exemptions would not be present, if, notwithstanding such representations, warranties and agreements, I were acquiring the Note for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce the Company to issue and sell the Note subscribed for hereby to me, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Note or any part thereof by anyone, except as set forth herein;

(e) I have the financial ability to bear the economic risk of my investment in the Company (including its possible total loss), have adequate means for providing for my current needs and personal contingencies and have no need for liquidity with respect to my investment in the Company;

(f) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

(g) I:

(1) have carefully read this Subscription Agreement, the Term Sheet, the Note and the Company’s Form 10-K for the Company’s year ended December 31, 2012, the Form10-Q for the quarter ended March 31, 2013, and all subsequent filings filed with the Securities and Exchange Commission and press releases contained on the Company’s website and understand and have evaluated the risks of a purchase of the Note and have relied solely (except as indicated in subsection (2) and (3)) on the information contained in this Subscription Agreement;

(2) have been provided an opportunity to obtain any additional information concerning the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(3) have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions and other matters pertaining to this investment. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3E-500.05(a) thereunder, I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

(h) If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

(i) No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, affiliates or attorneys;

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(j) The information contained in Section 2.2 of this Subscription Agreement is true and correct including any information which I have furnished and furnish to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to acceptance of my subscription, I will furnish such revised or corrected information to the Company;

(k) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable state laws including the three day rights under Florida or other state law, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability;

(l) I have not received any general solicitation or advertising regarding the purchase of the Note and became aware of this investment through a substantive, pre-existing relationship with the Company; and

(m) Where applicable, I agree to be bound by any restrictions on resale of the Note required by applicable state laws.

2.2 Investor Representations and Warranties Concerning Suitability, Accredited Investor and Eligible Client Status. I represent and warrant the following information:

(a) The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

(1) Name of Investor:	Age:

Email Address:

(2) Name of person making investment decision

Age:
(Print)

(3) Principal residence address and telephone number:

(4) Secondary residence address and telephone number:

I have no present intention of becoming a resident of any other state or jurisdiction.

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(5) Name, address, telephone number and facsimile number of employer or business:

(i) Nature of business

(ii) Position and nature of responsibilities

(6) Length of employment or in current position

(7) Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

Nature of Employment, or Occupation	Position/ Duties	From/To

(8) Business or professional education and the degree(s) received are as follows:

School	Degree	Year Received

Attach additional pages to answer any questions in greater detail, if necessary.

(b) Investor Representations. Must Initial One. Initial all appropriate spaces on the following pages (please initial only where appropriate).

For Individual Investors Only:

(1) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

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(2a) _____ I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the last two completed years and I reasonably expect to have an individual income in excess of $200,000 this year.

(2b) Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3) I am a director or executive officer of the Company.

Other Investors:

(4) The undersigned certifies that it is one of the following: any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5) The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6) The undersigned certifies that it is a organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7) The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(8) The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

(9) _____ I am none of the above.

3. Indemnification. I hereby agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

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4. Arbitration. Any controversy, dispute or claim against the Company, its officers, directors or employees arising out of my investment or relating to this Subscription Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in New York, New York (unless the parties agree in writing to a different location) before one arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties to any arbitration proceeding for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

5. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

6. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

7. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person (or to such other address as any of them, by notice to the other may designate from time to time) by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, as follows:

Investor:	At the address designated in Section 2.2 of this Subscription Agreement

The Company:	usell.com, Inc.
At the address on the first page
of this Subscription Agreement
Attention: Mr. Daniel Brauser
Email: dan@usell.com

8. Governing Law. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance whether sounding in contract, tort or otherwise, shall be governed or interpreted according to the laws of the State of Delaware.

9. Oral Evidence. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

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10. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

11. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the securities.

12. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

FLORIDA SALES

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF DANIEL BRAUSER AT THE ADDRESS SET FORTH ON THE COVER PAGE OF THIS SUBSCRIPTION AGREEMENT.

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[Signature Page Follows]

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INVESTOR SIGNATURE PAGE

Individual Investors

Social Security Number	Print Name of Investor

Signature of Investor

Dated: _______________, 2013

Corporate or Other Entity

Federal ID Number		Print Name of Entity

By:
Signature, Title

Dated: _______________, 2013

All Investors:

Manner in which the securities are to be held:

Individual Ownership	Partnership

Tenants-in-Common	Trust

Joint Tenant With Right of Survivorship	Corporation

Tenants by the Entirety	Employee Benefit Plan

Community Property	Other (please indicate)

Separate Property

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ACCEPTANCE OF SUBSCRIPTION

By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by the terms of the Subscription Agreement.

usell.com, Inc.

By:		Dated:	__________ ___, 2013
Daniel Brauser President

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